                                                               ARTHUR ANDERSEN

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-19949 for Hartford Life Insurance Company DC Variable Account-I and a series of Separate Account Two on Form N-4.


                                                        /s/ Arthur Andersen LLP

Hartford, Connecticut
April 9, 2001